UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 2, 2010

Date of Report (Date of earliest event reported)

PRO-PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-32877	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE

NEWTON, MASSACHUSETTS

02459

(Address of principal executive offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 2, 2010, Pro-Pharmaceuticals, Inc. issued a press release announcing that it had been awarded approximately $489,000 in two federal grants under the Qualifying Therapeutic Discovery Project program with respect to its DAVANAT® anti-cancer compound and its GR-Series of anti-fibrotic, liver cirrhosis compounds. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated November 2, 2010 entitled “Pro-Pharmaceuticals to Receive $489,000 in Federal Grants for its Galectin-Targeting Cancer and Liver Fibrosis Compounds”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO-PHARMACEUTICALS, INC.

By:	/s/ Anthony D. Squeglia
Anthony D. Squeglia
Chief Financial Officer

Date: November 3, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 2, 2010 entitled “Pro-Pharmaceuticals to Receive $489,000 in Federal Grants for its Galectin-Targeting Cancer and Liver Fibrosis Compounds”